UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

(Exact name of registrant as specified in its charter)

_________________

Maryland	000-50945	30-0228584
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Formerly Saxon REIT, Inc.

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On October 28, 2004, Saxon Capital, Inc. (“Saxon”) issued a press release announcing Saxon’s financial results for the third quarter 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004	SAXON CAPITAL, INC. By: /s/Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1    Press Release dated October 28, 2004.